IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
PRINCIPAL FUNDS, INC.
Principal Global Sustainable Listed Infrastructure Fund will become
Principal Global Listed Infrastructure Fund
effective on or about June 20, 2025
Effective on or about June 20, 2025, Principal Global Sustainable Listed Infrastructure Fund will change its name to Principal Global Listed Infrastructure Fund. In conjunction with the name change, the Fund will undergo certain changes to the wording of its principal investment strategies and principal risks, although the Fund’s principal investment strategies and principal risks will remain the same. Therefore, on or about June 20, 2025, the following changes, subject to review and comment by the staff of the U.S. Securities and Exchange Commission, will apply to the Fund's summary prospectus:
Delete the nine paragraphs under Principal Investment Strategies, and replace with the following:
The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by listed infrastructure companies. A
“listed infrastructure company” is a publicly traded company engaged in the development, operation, and management of infrastructure assets. Infrastructure assets include but are not limited to utilities (electric, gas, water), transportation infrastructure (airports, highways, railways, marine ports), energy infrastructure (renewable energy generation, oil and gas pipeline operators), and communications infrastructure (cell phone tower operators, data centers, other providers of telecommunication services).

The Fund invests primarily in equity securities regardless of market capitalization (small, medium, or large) and invests in both value and growth securities. The Fund also invests in real estate investment trusts (“REITs”) but only those REITs that are engaged in the development, operation, or management of infrastructure assets. In addition, under normal circumstances, the Fund holds investments tied economically to multiple countries and invests at least 40% of its net assets, measured at the time of purchase, in securities of issuers organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets, such as China.

The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. The Fund also concentrates its investments (invests more than 25% of its net assets) in securities in the utilities industry.

The sub-advisor initially identifies listed infrastructure companies and assesses them against the following three metrics: overall quality, valuation, and market perception. After it has assessed a potential investment against these three metrics, the sub-advisor assesses the remaining companies for their alignment with the United Nations Sustainable Development Goals (“SDGs”). The sub-advisor applies these assessments to each potential investment (other than cash and cash equivalents).

The sub-advisor’s assessment of a company’s overall quality metric consists of assessments of several key measurements, which include, among others, a company’s environmental, social and governance practices; financial condition; profitability and projected growth; management quality; market outlook; and infrastructure business quality, which covers the strength of a company’s regulatory relationships, the nature of its contractual and regulatory right to operate its assets, and the predictability and longevity of its cash flows.

The sub-advisor measures a company’s environmental, social and governance practices and potential for those practices to improve by, among other things, maintaining a proprietary ratings framework, supplemented by insights from third-party research providers, and regular engagement with company management teams.

The sub-advisor’s valuation assessment involves the construction of discounted cash flow-based valuation models for potential investments. The sub-advisor’s market perception analysis seeks to identify companies whose fundamentals, including sustainability credentials, in the sub-advisor’s opinion, are over- or underappreciated by other market participants.

Before selecting a company’s security for Fund investment, the sub-advisor also evaluates the company’s alignment with the SDGs generally but with a special emphasis on the following goals: clean water and sanitation; affordable and clean energy; decent work and economic growth; industry, innovation, and infrastructure; sustainable cities and communities; and climate action.

Under Principal Risks, delete the Principal Risk entitled “ESG Investing Risk” and replace with the following:
Sustainable Investing Risk. Investing in companies that meet certain sustainability standards may affect the Fund’s exposure to certain companies and industries. The Fund’s performance may at times be better or worse than funds that do not consider sustainability criteria or that consider different criteria. The consideration of sustainability is qualitative and subjective by nature and there is no assurance that any strategy that considers sustainability factors will be successful or profitable. Further, investors may differ in their views of what constitutes positive or negative sustainability characteristics of a security. There is no guarantee that the criteria used, or judgment exercised, will reflect the beliefs or values of any particular investor.

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You can find more information about the Fund, including the Fund’s summary prospectus, statutory prospectus (and supplements thereto), and statement of additional information (and supplements thereto) online at www.PrincipalAM.com/prospectuses.